UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2015

Occidental Petroleum Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, Occidental Petroleum Corporation (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on May 1, 2015. At the Annual Meeting, the Company’s stockholders approved the Occidental Petroleum Corporation 2015 Long-Term Incentive Plan (the “2015 LTIP”), which was adopted by the Company’s Board of Directors (the “Board”) on February 11, 2015, subject to stockholder approval at the Annual Meeting. The effective date of the 2015 LTIP is May 1, 2015. The 2015 LTIP is an omnibus plan that provides for the granting of options, stock appreciation rights, restricted stock, restricted stock units, bonus stock, dividend equivalents, other stock-based awards and cash awards, any of which may be further designated as performance awards, to eligible officers, employees, directors and consultants of the Company and its subsidiaries who are selected by the Board or a designated committee thereof to receive such an award.

The 2015 LTIP replaced the Company’s 2005 Long-Term Incentive Plan (the “2005 Plan”) as the vehicle used to make long-term incentive awards. From and after the effective date of the 2015 LTIP, no further awards may be made under the 2005 Plan although awards previously granted under the 2005 Plan will remain outstanding in accordance with their terms.

A description of the material terms and conditions of the 2015 LTIP is provided on pages 45-52 of the Company’s proxy statement filed with the Securities and Exchange Commission (the “Commission”) on March 24, 2015, and the full text of the 2015 LTIP is included as Exhibit 4.5 to the Company’s Registration Statement on Form S-8, filed with the Commission on May 1, 2015, which description and text are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Effective May 1, 2015, the Board amended the By-laws of the Company to eliminate the provision requiring the election of a Vice Chairman. The By-laws, as amended, are incorporated by reference as Exhibit 3.(ii) to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting was held on May 1, 2015.

(b)	The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for, votes cast against, abstentions and broker non-votes for each matter are set forth below:

1.	The ten nominees proposed by the Board of Directors were elected by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes

Spencer Abraham	583,448,442	14,368,555	1,733,114	73,120,877
Howard I. Atkins	587,140,149	10,965,499	1,444,463	73,120,877
Eugene L. Batchelder	592,006,599	1,831,485	5,712,027	73,120,877
Stephen I. Chazen	591,623,114	2,214,767	5,712,230	73,120,877
John E. Feick	585,208,837	8,144,698	6,196,576	73,120,877
Margaret M. Foran	588,907,551	9,217,042	1,425,518	73,120,877
Carlos M. Gutierrez	594,621,744	3,475,546	1,452,821	73,120,877
William R. Klesse	546,971,147	51,140,753	1,438,211	73,120,877
Avedick B. Poladian	587,335,739	6,489,833	5,724,539	73,120,877
Elisse B. Walter	589,814,047	2,161,171	7,574,893	73,120,877

2.	The advisory vote approving executive compensation was approved. The proposal received 579,450,376 votes for; 16,556,510 votes against; 3,543,225 abstentions and 73,120,877 broker non-votes.

3.	The proposal with respect to the approval of the 2015 LTIP was approved. The proposal received 567,850,077 votes for; 25,050,792 votes against; 6,649,242 abstentions and 73,120,877 broker non-votes.

4.	The ratification of the selection of KPMG as independent auditors was approved. The proposal received 663,731,987 votes for; 6,098,038 votes against and 2,840,963 abstentions.

5.	The stockholder proposal regarding the recovery of unearned management bonuses was not approved. The proposal received 212,016,206 votes for; 379,939,218 votes against; 7,594,687 abstentions and 73,120,877 broker non-votes.

6.	The stockholder proposal regarding proxy access was approved. The proposal received 366,835,985 votes for; 224,740,075 votes against; 7,974,051 abstentions and 73,120,877 broker non-votes.

7.	The stockholder proposal regarding a report on methane emissions and flaring was not approved. The proposal received 167,362,578 votes for; 338,591,893 votes against; 93,595,640 abstentions and 73,120,877 broker non-votes.

8.	The stockholder proposal regarding a review of lobbying at federal, state and local levels was not approved. The proposal received 152,026,971 votes for; 364,593,957 votes against; 82,929,183 abstentions and 73,120,877 broker non-votes.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.(ii)*	Bylaws of Occidental, as amended through May 1, 2015 (filed as Exhibit 4.2 to the Registration Statement on Form S-8 of Occidental, File No. 333-203801).

10.1*	Occidental Petroleum Corporation 2015 Long-Term Incentive Plan (filed as Exhibit 4.5 to the Registration Statement on Form S-8 of Occidental, File No. 333-203801).

*	Incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Occidental Petroleum Corporation

By:	/s/ Jennifer M. Kirk
Name:	Jennifer M. Kirk
Title:	Vice President and Controller

DATED: May 7, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.(ii)*	Bylaws of Occidental, as amended through May 1, 2015 (filed as Exhibit 4.2 to the Registration Statement on Form S-8 of Occidental, File No. 333-203801).

10.1*	Occidental Petroleum Corporation 2015 Long-Term Incentive Plan (filed as Exhibit 4.5 to the Registration Statement on Form S-8 of Occidental, File No. 333-203801).

*	Incorporated herein by reference.